Exhibit 99.1

The Last Five Years In a tough environment..... Recession Iraq War Afghanistan war Sept. 11 terrorist attacks Roseau flood 4 out of 5 low/no snow winters We have performed well..... 25 consecutive quarters of increased revenue and earnings 23 years of earnings growth Investing in Victory, Strengthening R&D, dealers, brand, and team And Investors have been rewarded June 30, 1999 June 30, 2004 CAGR Stock price $21.75 $48.00 17.2% Market Cap. $1,096,400,000 $2,061,473,000 13.5% Total Return $10,000 $24,500 19.6% A GOOD COMPANY IMPROVES

Polaris in 2009 Objective: Position Polaris to eventually become the best company in the power sports industry. The strongest brand, the highest quality products, and the best dealer network. Diversified for the cycles. Not the biggest.....The best. Key Strategies: Build strength in existing strong businesses Innovation, industry leading quality and cost Spread the Polaris brand and culture globally Push International hard, including on-road ATVs Grow Victory motorcycles rapidly and steadily Continue to strengthen the management team with world class talent Build R&D and technology capabilities Continue to leverage PG&A and Financial Services to create total solutions for consumers and dealers. Drive innovation. Develop one new "BIG IDEA" Become the Best

WELCOME
to the
POLARIS INDUSTRIES INC.
ANALYST DAY

Thursday, July 22, 2004

BOB NYGAARD

GM - Snowmobiles

Snowmobile Industry Demographics

	01/02	02/03
Average Age	42	41
% Male	80%	80%
Married	74%	75%
Children at Home	0.8	0.8
Median Annual Household Inc.	$70,000	not updated
Avg. Miles Ridden	960	990
% usually Trailering to Ride	65%	65%
Number of Snowmobile Clubs	3,000+	3,000+
Miles Of Trail	219,000	225,000

Little Change
Polaris Demographics The Same

Worldwide Snowmobile Industry Retail



300000
250000
200000
150000
100000
50000
0
86
87
88
89
90
91
92
93
94
95
96
97
98
99
00
01
02
03
04

Low = 104k, High = 261k, Currently 181k

Snowmobile Industry North America

Seasons	Years	Poor Snow Years	Annual Compound Growth
86/87 - 96/97	10	3	+8.8%
96/97 - 03/04	7	6	-5.7%

Substantial Growth
Opportunity with Snowfall

POLARIS The Way Out.

03/04 Snowmobile Industry

	U.S.	Canada	Int'l	Worldwide
Retail Sales	109,750	48,556	22,452	180,758
% Change	↓ 5%	↓ 3%	↑ 6%	↓ 3%
Market Share				
Polaris	#1	#2	#2	#2
Bombardier/Lynx	#2	#1	#1	#1
Arctic Cat	#3	#3	#4	#3
Yamaha	#4	#4	#3	#4

↓↑ = 03/04 Trend

Snowmobile Industry Segments

(North America)

	% of 03/04 Industry	% of 01/02 Industry	03/04 Polaris Share vs. 02/03
Trail Performance	34%	40%	↑
Mountain	16%	16%	↓
Two-Up Touring	14%	15%	↓
Trail Luxury	11%	13%	↓
Trail Sport	8%	5%	↑
Crossover	7%	2%	↓
Utility	6%	5%	↓
Kids	3%	4%	↑

Trail Performance Buyers Moving To Crossover Models
Polaris is the Market Share Leader in 4 of 8 segments

WORLDWIDE INDUSTRY SNOWMOBILE UNIT SALES BY REGION



01/02
International 10%
Central Canada 10%
W. Canada 5%
E. Canada 10%
Alaska & Pacific 6%
Mountain 7%
New England 10%
Mid-Atlantic U.S. 11%
North Central US 31%



03/04
International 12%
Central Canada 9%
W. Canada 5%
E. Canada 13%
Alaska & Pacific 6%
Mountain 7%
New England 12%
Mid-Atlantic U.S. 10%
North Central US 26%

Sales Shift To East Away From Midwest Due To Snow

03/04 North American Snowmobiles

	Sell Thru	Pipeline Ending Inventory Change
Polaris	80%	-48%
Competitive	76%	-8%
Industry	77%	-23%

Accomplished Inventory Reduction Plan
Estimate Polaris Sell Thru Best In Industry
Industry Ending Inv. 2nd Lowest Since 96/97

Polaris Snowmobile Sales

(In Millions)



400
350
300
250
200
150
100
50
0
356
314
313
302
373
293
229
1997
1998
1999
2000
2001
2002
2003
2004 (Est)
+15-20%
Range

U.S. EPA Fleet Emission Reduction From Snowmobile Industry Averages

	Phase 1 Cal 07 MY 08*	Phase 2 Cal 09 MY 10	Phase 3 Cal 11 MY 12**
Hydro Carbons (HC)	-30%	-50%	-50%
Carbon Monoxide (CO)	-30%	-30%	50%

*50% of fleet must meet in 06/07

**Not yet final. Individual model caps apply

Canada expected to be the same, EU considering

Polaris Cleanfire Injection Introduced In 03/04
Have Four Stroke Models (Frontiers)
Will Be Compliant

N. American Four Stroke Industry Retail

(Snowmobiles)

Segment	03/04	02/03	Change
2-up Touring	3,932	2,539	1,393
Trail Luxury	3,397	6,224	(2,827)
Crossover	2,588	0	2,588
Utility	862	828	34
Performance	667	1,786	(1,119)
Mountain	571	2,226	(1,655)
Total	12,017	13,603	(1,586)
% of Industry	8%	8%	0%

Four Stroke Does Not Yet Have Wide Acceptance
Expect To Grow
Mix Of Clean Technologies Required

Yellowstone

Status

- **For 04/05 the Park is currently open to snowmobiles**
- **In mid June Congress voted against a ban of snowmobiles in Yellowstone**
- **Wyoming & D.C. Federal Courts both claim jurisdiction**
  - Court of Appeals has assigned the disputed part of the case to Wyoming with hearing scheduled for 8/04
  - DC court ruled on 7/1 that NPS must deliver 04/05 Yellowstone plan by 11/04

03/04 National Park Services Plan

- **950 unit daily cap, 80% guided by UPS trained guide**
- **80% of units must meet "Best Available Technology" (BAT) standard**

Polaris Compliance

	Industry Baseline	EPA Phase 3	Yellowstone BAT	05 Polaris Frontier
HC, g/kw-hr	150	75	15	6
CO, g/kw-hr	400	200	120	112
Sound in db	78, ± 2	n/a	73	73

Expect To Prevail In Yellowstone

Snowmobile Growth Potential
In Use / Retail Sales

State Registrations	MI, MN, WI	NY, ME, NH	U.S. Total
99	775,827	258,554	1,514,379
03	823,232	342,268	1,723,202
% Change	6%	32%	14%
Industry Retail			
99	56,489	21,637	136,715
03	35,884	25,242	109,720
% Change	(36%)	17%	(20%)

Better Snow In East Has Grown Retail
Units In Use (Registered) In Midwest Growing As Retail Declines = Desire To Ride
MI, MN, WI Historically Over 40% Of Industry Retail = Significant Growth With Snow

900 Fusion

- **IQ ™ chassis and suspension**
  - Industry leading ride quality
  - Reduced steering effort, added driver control, razor sharp handling
  - Proprietary variable caster design
- **Rider Select ™ adjustable steering**
  - Adapts to the way you ride
  - Attack, Control, or Comfort riding position
- **Liberty 900 Cleanfire™ injection**
  - High Hp/torque engine for maximum acceleration and top speed
  - Auto calibration for temperature, altitude and fuel quality
- **Exciting and functional new style**
  - Driver ergonomics and warmth
  - Modern Instrumentation
  - Improved lighting
  - Additional storage
- **Improved cooling**
  - Low snow conditions

- **82 identified patentable ideas**


POLARIS

900 RMK

- **Purpose built for mountain riding (IQ Mountain Chassis)**
  - Wide flat nose pan for greater flotation/reduced drag
  - 151", 159", 166" track lengths with 2" or 2.4" deep lug options
- **Rider Select ™ adjustable steering**
  - Adapts to the way you ride
  - Attack, Control, or Comfort riding position
- **Liberty 900 Cleanfire™ injection**
  - High Hp/torque engine for deep snow acceleration and climbing
  - Auto calibration for temperature, altitude and fuel quality
- **IQ ™ chassis/front suspension**
  - Segment leading ride quality on and off trail
  - Improved agility in deep snow / climbing
- **Modern Styling**
  - Hood / Pan different than Fusion
  - Instrumentation
  - Improved lighting
  - Additional storage
- **Improved cooling**
  - Low snow conditions


POLARIS

Snowmobile Press Writings On The New IQ Models

(From The Top 5 Magazines)

- **"Roseau's engineers pulled out all the stops delivering the most revolutionary Polaris snowmobile in 20 years. The Fusion promises to deliver panting excitement." - - Supertrax, 03/04**

- **"The Fusion's ride, handling and power are all impressive as you'd expect. The 900 RMK has the potential to be THE mountain sled of the year." - - SnowTech, 3/04**

- **"The 900 RMK is busting with technology and big horsepower." - - SnoWest, 3/04**

- **"The Fusion is extremely interesting and one that Polaris fans should go absolutely nuts over." - - American Snowmobiler, Spring 04**

- **"It's Rider Select adjustable steering post…it's a brilliant idea." - - Snow Goer Canada, Spring 04**

Growth Expected In Polaris Snowmobiles

- Consumer passion for the sport remains strong. Need snow
- Proven / Experienced leadership team with infusion of new talent
- IQ chassis winning rave reviews and is platform for the future
- Excellent product plan in all segments
- Will meet EPA regulations
- Successful combating land closure attempts
- Continued aggressive quality improvement
- 50 years of heritage and dominant brand in snowmobiling

POLARIS
The Way Out.

JEFF BJORKMAN
Vice President - Operations

OPERATIONS GROUP MISSION

- Provide innovative products

  with

- Industry-leading quality / reliability

  utilizing a

- Globally-competitive supply chain

  to

- Flexibly meet market needs

DOMINANT PRODUCTS

Elements to Success

- Industry-leading product development capability
- World-class testing/validation process
- Six Sigma capable manufacturing process
- Global supply chain

Culture which embodies:

- **Passion for excellence**
- **Lean thinking**
- **Continuous improvement**

Industry-leading Product Development

- **Innovation**

  Understand consumer needs/desires

  ↓

  Develop innovative methods to fulfill (IDEAS)

  ↓

  Create concepts from ideas

  ↓

  Bring concepts to reality

- **Success Factors**
  - Best in Class processes
  - Industry-leading tools
  - World-class people

PASSION TO BE THE BEST

Processes

- In the last 3 years:
  - New Product Development Process
  - Electronic Release System
  - Extensive Validation Process
    - "Focus on Reliability"
  - Established Technology Development Process
  - New Product Planning Process

- **Clear Expectations**
- **Efficient Communication**
- **Forward Thinking**

Engineering Tools

In the last 3 years:

- Substantial increase in development tools
  - Dynamic testing cells
    - Total vehicle
    - Subsystem
  - New engine endurance cells
  - Complete cold testing facility
  - Dynamic Analysis Software
    - Engine
    - Chassis
    - Virtual vehicle testing
- Updating facilities
  - Wyoming
    - Complete proving-ground capabilities
    - Open mid-year 2005
  - Roseau
    - Complete 2006

The Tools to be the BEST

Wyoming PD Center Rendering



POPE
ASSOCIATES
Architects
Interior Designers

RYAN

PROPOSAL FOR:
NEW
POLARIS
FACILITY
WYOMING, MN

BUILDING
PERSPECTIVE
12-04-03

POLARIS

Wyoming Product Development Center

- Consolidate 3 locations to 2
- Modern facility near metro
  - Improve recruitment capability
- On site
  - Virtual testing
  - Laboratory testing
  - Field proving grounds
- Riding areas for employees

- **Improving Product Development Efficiency**
- **Better Quality**
- **Faster**

PEOPLE

Empowered, Passionate, Talented

In the last 3 years:

- Developed a formal Engineering Development Program
- Relationships with target universities
- Strong support for Society of Automotive Engineers (SAE) events
  - Mini Baja
  - Formula SAE

Hiring the Best

Grooming Future Leaders

Product Development

Industry-leading:

- ✓ Processes
- ✓ Tools / Facilities
- ✓ People

Culture which embodies:

- ✓ Understand the Riding Experience
- ✓ Live the Riding Experience
- ✓ Work to make it better

DOMINANT PRODUCTS

MANUFACTURING MISSION

- Industry-leading Quality
- World-competitive Costs
- Market-driven Flexibility


MAPQUEST
0
100mi
100km
Winnipeg
Kenora
Dryden
Fort Frances
Thunder Bay
Roseau
Wyoming
Medina
Osceola
Sioux Falls
Spirit Lake
Madison
Rockford
Chicago
South Bend
Des Moines
Lincoln
Peoria
©1999 MapQuest.com, Inc.

Roseau, MN

- **2000 employees (Manufacturing and Engineering)**
- **Nearly 700,000 sq ft**
  - 96,000 sq ft - engineering
- **Produces 900-1100 units/day on 4 assembly lines**
  - Snowmobiles
  - ATVs
  - Ranger
- **Processes**
  - Assembly
  - Paint
  - Weld
  - Injection Molding
- **Snow, ATV, Ranger, Engine - Engineering Site**

Spirit Lake, IA

- **550 employees**
- **250,000 sq ft**
- **300-400 units per day on 3 assembly lines**
- **Production**
  - ATV
  - PWC
  - Victory
- **Processes**
  - Assembly
  - Paint
  - Weld
- **PWC Engineering Site**

Osceola, WI

- **770 employees**
- **Three plants**
  - Plant 1 - 192,000 sq ft
  - Plant 2 - 97,000 sq ft
  - Plant 3 - 59,000 sq ft

    Total 348,000 sq ft
- **Processes**
  - Fabricated components
  - Exhaust systems
  - Clutches
  - Seats
  - Engines
- **Victory Engineering Site**

Industry-leading Quality

- Past 12 months progress
  - Plant defects down 42%
  - Supplier defects down 41%
  - Internal Cost of Quality down 25%
- Consumer problems per vehicle down 31% since M.Y. 2001

Product Quality has Substantially Improved

Manufacturing Productivity

- Cell Teams operating at all facilities
  - Lean training/Implementation methodology
- Cross-site Teams
  - Coatings technologies
  - Chassis technologies
  - Assembly technologies
- Formalized design for manufacturing standards implemented
- Results

Labor per vehicle down 33% in 6 years

Manufacturing defects per vehicle down 75% in 3 years

Market Flexibility

- Formal initiative implemented in 2004
- Goal to reduce lead time 35%
- Progress to date – 88% complete
- Plant assembly lines designed for plant-to-plant flexibility

Produce what Sells

SUPPLY CHAIN MANAGEMENT MISSION

- Develop a global supply base

  with
- Industry-leading quality

  at
- Globally-competitive costs

  with
- Value-added Innovation

Supply Chain Management

- Increased Global Purchases
  - Direct relationships
  - Assisting Tier 1 suppliers to develop Tier 2
  - Entry level vehicle assembly


Europe
Asia
North America

Increasing Global Supply Base

Supply Chain Management

Cost Strategies

- **Early Participation with Key Suppliers on New Product**
  - Influence to achieve goals
    - Quality
    - Cost
    - Time to market
- **Proprietary web software**
  - Supplier report card
  - Electronic RFQ
  - Online auction functionality
- **STAR Program**
  - Strategy Towards Annual Reductions
    - Annual cost goal for each supplier
    - Shared savings with suppliers
    - Developing world price for components

Sustainable Cost Reduction Process

OPERATIONS SUMMARY

- **Product Development**
  - Improved Processes
  - Better Tools
  - Improved Talent

Dominant Products

- **Manufacturing / Supply Chain**
  - Six Sigma Process Capability
  - Sustainable Productivity Improvement
  - Global Supply Chain
  - Greater Flexibility

Sustainable Margin Improvement
Lower Working Capital
Industry-leading Quality

Product Leadership

MIKE DOUGHERTY
Director - International

Polaris International 2004

Great year in 2003 - Huge growth -$98M to $155M.
Momentum continuing in 2004 – Forecasting $195-205M

International up from 6% in 2001 to 10% of total Polaris sales in 2003

All product lines and geographic areas are expanding
ATV market in Europe is booming

Solid execution at subsidiaries and distributors
Growth, Market share, Brand building, A/R, Inventory

6 subsidiaries, 40 distributors, 1000 international dealers

Growing the business while connecting with our customers

2004 Int'l Powersport Market Estimates

(Includes Snow, PWC, ATV, +900cc Cruiser Motorcycles)

Total 2004 Market $1.8 Billion


UK
Germany
Australia/NZ
Finland
Russia
Swdn/Norw
Italy
Spain
France
Portugal
Japan
Others

Int'l ATV Market Growth by Region


2002
2003
2004
France
Germany
Spain
Europe- Other
AUS/NZ
Rest of World

France #1 International Market = $250 Million

International ATV Market = $800 Million

European ATV Market Growth & Shift


European ATV Evolution 1996-2008
Units
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008


Homologated Vs Non-Homologated ATVs in Europe
Units
Homologated
Non-homologated
1998
1999
2000
2001
2002
2003
2004
2005

Very dynamic & exciting

ATV/Quad Growth - Europe

Industry Growth Drivers

- Ability to legally travel to trails
- 35-46 year old motorcycle riders “getting into” sport
- Utility + fun
- Car license vs difficult to obtain motorcycle license
- EU Expansion

Polaris Growth Drivers

- Quadricycle Product Development
- Factory Direct Quadricycles
- Better distribution

Infant market – lots of runway

Polaris Enters Quadricycle Market!


PHOENIX 200 QUAD
FULL-SIZED FEATURES.
FUN. EASY. TOUGH.
TRAIL BOSS 330 QUAD
FULL-SIZED VALUE.
TRAIL RIDING EASE.
2005
THE WORLD'S TOUGHEST QUADRICYCLES
POLARIS



Quadricycle

Polaris France

"Benchmark" Subsidiary

15 Employees

100 dealers, located in Alps

More units than Harley in France

In 1 year Quadricycles = 75% of sales





	1999	2000	2001	2002	2003	2004
Unit Sales	1	0.75	1.76	3.03	3.92	4.80
Revenue	1	0.90	2.36	4.25	6.83	9.25
Gross Profit	1	0.89	4.09	9.53	17.24	19.05


Units
Quadricycle
ATV
jan
mar
may
jul
sept
nov
jan
Unit sales by month (2003/2004)

Going direct in 2000 has produced dramatic unit, revenue and profit growth

Polaris Scandinavia


POLARIS

Norway

10 employees
Sales, finance, logistics, IT, Service
Askim, Norway - 1 hour East of Oslo
#1 share in ATVs & Sleds



Sweden

12 employees
Sales, finance, purchasing, service
Østersund, Sweden
#2 in ATVs & Sleds

Going direct in 2002 has produced dramatic revenue and profit growth

Scandinavia & Russian Sales


millions
$75
$50
$25
$-
2000
2001
2002
2003
2004
Swdn/Norway
Finland/Russia

Scandinavia + Russian = 1/3 of International

Polaris Britain

- Large ATV Market + Low share = big opportunity
- PWC share > USA
- Regional Service Center for Europe, ME, Africa
- New Leadership


POLARIS

Polaris Australia

- ATV share increasing = doubled in 4 years
- PWC share > USA
- Upside volume Opportunity in NZ
- Regional hub for SE Asia
- New leadership and engaged team



European Distributor Growth


$ Revenue
2000
2001
2002
2003
2004
Italy
Spain
Portugal
Germany

- Germany and Spain growing 100%+/year
- Solid market share in Spain, Portugal & Italy

Well positioned in growing markets

International Distribution Mix



$ Revenue
11%
24%
43%
57%
54%
2000
2001
2002
2003
2004
Subs
Distributors

- More than 50% of revenue now through Subsidiaries
- Independent Distributors are growing fast too!

Balanced Channel Mix

2004 Int'l Sales Goals


$250,000
$200,000
$150,000
$100,000
$50,000
$-
CY99
CY00
CY01
CY02
CY03
CY04
Europe
MidEastAfrica
LatinAmerica
Asia

- All regions forecasted to grow double digit–Execution
- ATV sales in Europe driving largest growth (25%)

ATV = International Growth



ATV International Revenue
Revenue $
Revenue
2000
2001
2002
2003
2004



ATV International Gross Margin $
GM$
GM$
2000
2001
2002
2003
2004

Polaris International 2004


International Revenue by Quarter
$75,000,000
$50,000,000
$25,000,000
$-
$ Revenue
Q1
Q2
Q3
Q4
2002
2003
2004

Positive trends

Polaris International Takeaways

- We have the momentum
  - Sled market share growth in Scandinavia
  - International ATV market and sales continue to grow fast
  - Team is stronger than ever & delivering consistent growth
- Execution is key
  - Focused on goals for each channel and for each product line
  - Manage the asset base effectively
  - Integrate & leverage
- The future has upside and runway
  - Leadership changes in UK and Australia
  - Quadricycle launch & Germany
  - Many dealer direct opportunities and emerging markets

Significant contributor over next 50 years

Rich Kobes
GM – Marine Division

Division Strategy

- **Manage the Business**
  - Smarter designs with improved margins

- **Focus on the Critical Few**
  - Maximize returns with minimal investment
    - Quality and reliability are prime objectives – Be The Best
    - Maximize returns through rigorous cost reductions
    - Solid product lineups – aimed at the heart of the market
    - Monitor the market and clean the inventory pipeline
    - Dealer network focus – larger, more productive, strategically located

PWC Industry Retail Sales



100
90
80
70
60
50
40
30
20
10
0
91
81
80
80
82
40
39
39
39
40
4
4
4
4
4
2000
2001
2002
2003
2004 est
North America
International
Canada

The Market Has Stabilized

Polaris Marine Sales Growth



$ Millions
$47
$52
$66
$60
$53
$53
Up Modestly
1998 Actual
1999 Actual
2000 Actual
2001 Actual
2002 Actual
2003 Actual
2004 Projected

Polaris PWC Keeping Pace With The Market

Watercraft Segment Trends


100
80
60
40
20
0
% of Market Share
'99
'00
'01
'02
'03
'04 est.
1 Passenger
2 Passenger
3 Passenger
4 Passenger

3 Seaters Are The Heart Of The Market

Retail Four Stroke Penetration

Four Stroke Retail


Percent of Retail Sales
100
90
80
70
60
50
40
30
20
10
0
2001
2002
2003
2004 STD
100
84
67
50
0
16
33
50
Industry Four Stroke
Industry Two Stroke

Tracking to forecast - 2 stroke is still important market.

2004 PWC Sales Trends and Market Share

Sales Trends Season to Date
(Oct. '03 – June '04)

	Retail Sales	Market Share
• Bombardier	↑	#1 ↑
• Yamaha	↑	#2 ↓
• Kawasaki	↑	#3 ↓
• Polaris	↑	#4 =
• Honda	↑	#5 ↑
• Industry	↑ 4%	

Marine Dealer

	2003	2004	Variance
# of active dealer	502	475	<27>

- Transition to Marine focused dealers continues… versus traditional Polaris dealer base
- Small dealers are leaving the business
- Sport boats are helping to attract large Marine dealers

Sport Boats

- **Industry leading alliance**
  - Polaris, Brunswick Boat Companies & Mercury Marine
  - Polaris Designed, Built at Baja, Mercury powered
  - Sold through Polaris Marine dealers
- **Expand our presence in the Marine Business**
  - Sport Boat that is class leading quality, highest construction standards
- **Exceptional Dealer Opportunity**
  - incredible product
  - incredible value
  - high dealer margins

Polaris Marine Division Focus/Outlook

Industry

- Overall Marine market is growing again, expect modest single digit growth in 2004/2005
- Personal watercraft market segment of the overall Marine market has stabilized, expect flat to low single digit growth this year
- Cleaner engine technology is energizing the market and the consumer demographic shift is improving the sports image
- Still battling negative legislation

Polaris

- PWC market share stable
- New sport boat line – well received
- Successful launch of 4 stroke PWC engines – excellent consumer response
- Quality is improving – consumer satisfaction is rising
- Evolve the dealer network - Strong dealers in the right location
- International market is a growth opportunity

Model Year 2005

Streamlined product offerings aimed at the heart of the market.

We have:

- PWC's based upon the award winning MSX hull
- 4 Stroke engines with great performance, durability and reliability
- Sport boats – great quality and performance at a market leading price.
- Established dealer base that is improving in its marine focus

MSX 110



Engine: 110 HP 4 Stroke

3 Seater – Base family model


POLARIS

MSX 150

Engine: 150 HP 4 Stroke

3 Seater – Higher performance




POLARIS


POLARIS


POLARIS

Element



Engine: 100 HP 2 Stroke

Entry level and rental market


POLARIS

Icon

Engine: 100 HP 2 Stroke

Entry level - Family


POLARIS


POLARIS
Icon

Matrix


POLARIS

Engine: 200 HP 2 Stroke

Musclecraft - Enthusiast

EX 2100



Mercury 250 Optimax or Mercury 240 EFI

Top Quality and Value

Seating for 7



LE 2100



Mercury 250 Optimax or Mercury 240 EFI

Luxurious appointments
Upgraded sound system

Seating for 9



Control Tower


POLARIS

Mercury 250 Optimax

A Wakeboarder's dream

Seating for 9

Scott Swenson
GM – Parts, Garments & Accessories

WHAT IS PURE POLARIS?

Service Parts, Accessories, Apparel & Retail Financial Services
3rd Largest Division, 50,000 SKU's, $223 Million in Sales

COMPETITION: **Aftermarket**: i.e.; Parts Unlimited, Tucker Rocky, MotoVan, **Indirects**: Other OEM's

Top Selling Accessory & Apparel	Polaris Advantages
ATV Winch Kits (ATV/RANGER)	The Brand
Oil	Closer to the customer
Plow Kits (ATV/RANGER)	Fill Rates / Availability
Brushguards & Bumpers (ATV)	Proprietary components (parts)
Covers (Snow, ATV, PWC)	Wholegood integration (accy)
RANGER Windshields & Cabs	Solution Focus (accy)
Rack Extenders (ATV)	
Jackets & Bibs (Snow)	
Helmets (Snow & ATV)	

PG&A SALES GROWTH


$158
$183
$208
$203
$223
$=millions
1999
14%
2000
16%
2001
14%
2002
(3%)
2003
10%
2004 (est.)
10%- 12%

ROI for PG&A is over 100% ..... Expected to be Up 20% in 2004

PRODUCT MIX COMPARISON
BY PRODUCT LINE

PRODUCT MIX 2003 BY BUSINESS UNIT


% of Sales
OIL, 7%
SNOW, 26%
PWC, 4%
VIC, 4%
ATV, 59%

PRODUCT MIX BY GEOGRAPHY 2003


Can., 16%
Int.'l, 8%
US, 76%

PRODUCT MIX 2003 BY PRODUCT LINE


Apparel, 6%
Accy.'s, 43%
Parts, 51%

SALES/DISTRIBUTION STRATEGY

APPROACH

- Drive every day profitability
- Focus resources on “power” items
- Focus resources on top dealers
  - Free fixtures and signage
  - In -Dealership merchandising support
  - Tiered Freight Programs
- Simplify order process for dealers
  - Automated on-line form
  - Factor in order history
  - Wholegood based recommended G&A order

EXECUTION

- Vermillion, SD distribution center
  - 256,000 sq. feet
  - State of the art facility
- Ship what the dealer wants, when they want it, accurately
  - 97+% fill rate/goal
  - 99% of orders rec’d by 3 pm shipped same day
  - 99% pick/pack/ship accuracy
- Freight
  - Free freight on daily orders over $300.00
  - Tier level determines timing (1-5 days)

2004 STRATEGY

- Double digit growth
  - ATV Experience Center Implementation
  - Improve marketing effectiveness in dealerships
  - Restart apparel business growth
- Grow operating income as fast as sales
  - Supplier cost reduction
  - Warehouse Management System (WMS)
  - Product margin discipline and execution
- Maintain inventory fill rates @97% while reducing inventory levels
- Accelerate innovation… "Easiest to Accessorize"
- Industry leading product and service quality
- Grow financial services operating income

Consistent Execution

ATV EXPERIENCE CENTER

Next Steps

- Consistent Polaris Branding
- Modular, flexible, scalable
- Interactive
- Silent salesperson
- Testing concept
- Roll-out over next 3 years
- Dealer performance requirements


POLARIS
WORLD'S TOUGHEST ATVs
SPORTSMAN

PRODUCT FOCUS

- **Easiest to accessorize (time in minutes)**

Product	MY '05	Prior
Winch	30	90
Plow	15	30
Bumper	15	30
Windshield	<1	30
Lock & Ride	<1	15

- **Reduced dealer installation time results in:**
  - Higher dealer profitability
  - Less service department resource requirements
  - Easier to merchandise
  - Easier to sell packages/solutions
- **Accessory Industry "Firsts"**
  - Stainless steel bumpers & brushguards
  - 14" tires and rims
  - Speed Key
- **Apparel Growth**
  - Snow: Regional focus driving sales…preseason up over 50%
  - ATV: Focus on power items…helmets, goggles & gloves. Leverage Dale Earnhardt, Jr. relationship
  - Victory: Continue to expand the line across all products
- **Parts**
  - 97% Fill Rates YTD
  - Polaris quality initiative impact
  - Opportunities to Grow
    Installed Base
    International

DEALER PROFITS

- 84% of ATV parts have a 50% dealer margin
  - Additional discounts from stocking programs
  - Maintenance Parts display
- Up to 50% dealer margins on apparel… The more the dealer buy, the more they make
- Up to 45% dealer margins on accessories…
  Additional profit from installation
- Dealer Engagement Opportunity
  - Average dealer purchases $250 of accessories/ATV sold
  - Best dealers purchase $500+ of accessories/ATV sold

Typical Transaction…Pure Polaris

	MSRP	Dealer Margin
Winch Sale	$ 450	$ 135
Winch Installation	$ 150	$ 75
Helmet	$ 130	$ 65
Double tube bumper	$ 80	$ 25
Front rack extender	$ 70	$ 25
Cargo box (rear)	$ 180	$ 55
Retail credit (2%)	n/a	$ 100
Extended Service Contract	$ 600	$ 300
Total Pure Polaris	$ 1,660	$ 780
Margin %		47%

RETAIL FINANCIAL SERVICES

- Solid Income Growth:



($ millions)
$1
$4
$13
2001
2002
2003
2004 (est)

- Retail Portfolio Health is Solid
  - Actual losses are in the 3% range
  - "Vintage" losses are below expectations
  - Customer credit quality improved in '03 and is comparable in '04
  - Household continues to drive all underwriting decisions

- Volume growth is mixed
  - Wholegood promotional spending has moderated…impacts retail credit penetration
  - Pursuing large Star Card open to buy
  - Life cycle management
  - Leverage Polaris mailings with Star Card offer
  - Dealer engagement strategy

- Other Products
  - Installment (risk based): Victory platform
  - Extended Service Contracts: Partner with GE; Dealer Profit Opportunity
  - Consumer Insurance: partner with Markel

TAKEAWAYS

- PG & A is back on the growth track
  - Sales are expected to be up double digits in 2004
  - ATV Experience Center will help us win at retail
  - Easiest to accessorize product offering
  - Apparel penetration and branding opportunity
  - Victory $/unit is higher than Polaris average
- Continue to be highest margin opportunity for both Polaris and its Dealers
- We continue to invest to drive growth and lower costs
  - Product development
  - Vermillion Warehouse management System
- Financial Services is an annuity business
  - Maintain / build receivables…promotions & lifestyle management
  - Watch delinquency and losses closely…no surprises

Mike Jonikas

GM – Utility Vehicles

Utility Vehicle Market

- $1 Billion Industry Sales
- +10% 5 year CAGR Unit Growth

Sizeable, Growing Industry

Utility Vehicle Market

	% Industry	3 Year CAGR
2 Wheel	50%	-3%
4 Wheel	29%	+35%
6 Wheel	21%	NC

Solid Volume = 6 + 4 + 2
Strong 4x4 Growth

Utility Vehicle Market

Key Targets	% 2002 Retail	
– Farmers & ranchers	14%	41%
– Outdoorsmen	9%	
– Multi-acre home owner (MAHO)	18%	
– Industrial & commercial	19%	59%
– Landscape & turf management	18%	
– Golf course management	16%	
– Government	6%	

Source: UV Power Products Mktg

Utility & Recreational Usage

Utility Vehicle Market

Transport Utility

- Carrying small & light items
- Personal transportation
- Hauling & dumping

Recreational Utility

- Carrying small & light items
- Personal transportation
- Hauling & dumping
- General recreational riding

Key Usage Segments

Utility Vehicle Market

- Saw Vehicle in Use
- Dealership UV Display
- Friend or Relative

Purchase Awareness Drivers

Utility Vehicle Market

Share Rank	2000	2001	2002
Polaris	7↑	5↑	3↑
Deere	1↑	1=	1↓
Kawasaki	2↑	2↑	2↓
Club Car	4↑	4=	4=
EZ-GO	3=	3↑	5↓

Polaris Outpacing w/Dominant Product

Utility Vehicle Market

John Deere

Competes on brand & distribution – vs. superior performance

Club Car & EZ-GO

Competes on distribution – w/golf cart derivative product

Kubota

Entering market on strengths – tractor quality & distribution

Other Commercial OEMs

Bobcat – sources low performance transport utility product

Cub Cadet – competes on distribution w/low performance

Stronghold in Transport Utility

Utility Vehicle Market

Kawasaki Mule/Suzuki QUV

Competes on brand & distribution – anticipate improved Mule

Yamaha Rhino

Competes on distribution w/good recreational performance

Bombardier

Sourcing low performance transport utility product – from Deere

Expected to Enter

Honda – w/recreational product
Arctic Cat – w/recreational product

Leverage ATV Technology & Distribution

RANGER Leadership

Core Target Markets

Ag, Outdoorsman, MAHO, Local Gov't, Owner/Operator

Market Positioning

Hardest Working, Smoothest Riding Utility Vehicle

Selling Points

Hardest Working:	Most powerful Leading acceleration & top speed Leading payload, cargo & towing Exclusive On-Demand AWD (6x6, 4x4) NEW Lock & Ride cargo system
Smoothest Riding:	NEW legendary smooth Polaris IRS Leading suspension travel Exclusive seating for 3 NEW SpeedKey™

Hardest Working, Smoothest Riding

Insert video here

RANGER Leadership

RANGER TM	$6299	King of 2WD class
RANGER 4x4	$8999	The industry's best 4x4
RANGER 6x6	$9999	Unmatched capacity & off-road traction
RANGER XP	$9999	Xtreme off-road performance

Industry's Broadest Product Portfolio

RANGER Leadership

Hardest Working Accessories

Cab Enclosures	Good:	Canvas
	Better:	Poly
	Best:	Modular cab system
Glacier Plow	Easiest on/off attachment system	
Lock & Ride	Quick attach acc'ys makes carrying easier	
	Power box lift	
4.0 Warn Winch	Leading power & capacity	
Bumpers & Brushguards	Superior vehicle protection	

Industry's Broadest Product Line-Up

RANGER Leadership

Warranty Occurrences Reduction

- 46% vs. MY'02

Excellent Product Quality

Utility Division Strategy

Vision

Preferred utility vehicle brand – by customers & dealers

Commercial business foundation established

Focused

Utility Division Strategy

Plan

Product Superiority

- Utility vehicle segment innovation
- Integrated attachments
- Industry leading quality

Industry Leading Utility Distribution

- Integrated utility dealer network – recreational & commercial
- Proven retail selling tools

Polaris Professional Series Integration

- One brand – *RANGER*
- Integrated dealer network – top 50 MSA focus
- Common UV product portfolio

Focused - Aggressive

Ken Sobaski

Vice President – Sales, Marketing & Business Development

Front End Strategic Overview

- The overall front end objectives are clear
  - Build a dominant brand
  - Industry leading dealer network
- Simple, clear strategies designed to deliver

SALES	MARKETING
1. Engage the Dealers	1. Use direct/dealer marketing to be more nimble
2. Own the Store	2. Deliver Voice of the Customer
3. Upgrade the Network	3. One Company Events Integration
4. Focus our Resources	4. Optimize brand association with partnerships
5. Develop Industry Leading Processes and Policies	5. Improve marketing processes

Sales Strategic Initiatives

1. **<u>Engage</u> the Dealer (Share of Mind)**
   - Create Dealer Territories
   - Dealer/DSM Training
   - Dealer Best Practice Groups
   - Utilize dealer tiering to raise the bar
   - Focus DSM's and dealers on busines plan

Fully Engaged Dealers Sell More


ATV Dealers Performance
% Sales Increase vs. Non-Participant
32
22
12
2
-8
-18
-28
-26.9%
6.8%
22.4%
23.9%
21.9%
Non-Participant Avg.
Open House
On-line Training
Way Out Tour
Retail Merchandising

Dealer Territories
(APR – Areas of Primary Responsibility)

- An APR is a cluster of zip code areas, determined by drive time, that make up a dealer territory.
- Value
  - Dealers
    - Retail Optimization-incremental sales, model mix
    - Structure to Polaris expectations, distribution decisions
  - Polaris
    - Determine the optimal number of outlets needed
    - Determine where they should be located
    - Quantify and measure the performance of dealers

Creating structure in our Dealer Network

APR Map

BOB WEAVER MOTORSPORTS MARIN
3400 NIAGARA FALLS BLVD N TONAWANDA, NY 14120


Legend
Site
Custom Boundary
POLARIS DEALERS
Highways
Major Roads
Combined TAs
Water
Site Coordinates
Longitude/X: -78.857500
Latitude/Y: 43.072500
N
0
6
12
Miles
COOPERS SALES & SERVICE
WISOR POLARIS
BOB WEAVER MOTORSPORTS & MARIN
BERGHORN POLARIS
ANCHOR MARINE
DON GEORGE'S SPORT CENTER INC
NORTON ENTERPRISE
JANCEN AUTOMOTIVE PARTS INC
APPOLSON'S PERFORMANCE CENTER
Barker
Wilson
Newfane
Youngstown
Ransomville
Lewiston
Lockport
South Lockport
Niagara Falls
Gasport
Middleport
Oakfield
Elba
Alden
Attica
North Boston
190
990
90

MapInfo AnySite

Engage the Dealer: Focus Dealer & DSM on Business Plan!

Business Plan: Purpose

- **Consistent & effective business tool – road map for the year with our dealers**
- **Create a crystal clear understanding of:**
  - Expectations – do what you say, say what you do
  - Deliverables
  - Milestones & timeline to accomplish goals
  - Accountability (who will do what by when)
- **Eliminate guesswork – use facts to make business decisions**
- **Identify who is engaged vs. unengaged**
  - Assist the good to become great
  - Accumulative facts to help eliminate liabilities
- **Collaborative effort vs. confrontational**
  - Dealer specific
  - Identify shortfall, set a plan, execute

Sales Strategic Initiatives

2. **Own the Store (share of store presence)**

- Focus and Enhance Capital Assistance
- Accelerate "Polaris Retail Advantage" Program with ATV Experience Center
- Integrate "The Way Out" into retail initiatives

Bring “The Way Out” into your Store!

Capital Assistance drives dealer sales and Profitability …

- 155 grants to-date
- 48% retail growth
- $5.8mm grants from Polaris to-date
- $40,000 per grant average

Joint Commitment to Improve and Grow

Before






POLARIS


POLARIS

Sports Unlimited: Utica , NY

- New construction
- Steel building
- 13,200 Square Feet
- Time to complete: 10 months
- Cost of project: $800,000
- Sales Increase 31%


Sports
UNLIMITED
POLARIS


POLARIS


parts
cashier
service

River Valley Polaris
Rochester, MN

- New building
- Steel construction
- Timing: 1 year
- Sales Increase 43%


POLARIS


POLARIS

Van Wall Equipment
Olathe, KS

- Van Wall Equipment
- Sells: Polaris, Victory, and John Deere
- New building, brick construction
- 25,000 Sq. Ft.
- 4,000 Sq. Ft. showroom
- Project cost - $2 Million
- Time to complete – 6 months
- Sales Increase 92.5%


Van Wall




POLARIS

Mid America Moto Plex

Sioux Falls, SD

- New Construction
- 38,000 sq. ft.
- Capital Assistance Grant
- 115% sales Increase




POLARIS
POLARIS

New ATV Experience Center


POLARIS
The Way Out.
WORLD'S
TOUGHEST
ATVs
GET
MORE


Lighting
▪Highlights the product
Polaris Branded Signage
▪Builds the Brand
Plasma TV
▪Experiential
▪Sells the ATV Category
On Machine Kiosk
▪Cutaways – sells the feature and benefits of specific models/product comparisons
▪www.23windows.com/polaris
POLARIS
The Way Out
WORLD'S TOUGHEST
GET MORE
Get More Banner
▪Sells Complimentary Accessories
World's Toughest Banner
▪Sells the features and benefits/innovations of Polaris ATV's
Steel Frame/Gridwall
▪Displays Accessories – front/back
Freestanding Kiosk
▪Sells Polaris Product Line/Brochure Holder
Rock
▪Experiential
▪Elevates Product
Footprint = 6x4
Height = 8' tall
Frame = steel
Weight Capacity = 1000 lbs

Sales Strategic Initiatives

3. Upgrade the Network

- Make some visible dealer changes
- Improve the new dealer (5-S) and dealer turnover (5-C) processes
- Drive improvements via dealer scorecard
- Expand Powerstores as a role model for all dealers
- Accelerate change plan with dealer market optimization fund

Dealership Lifecycle Processes

5 – S

Market Study

Sell-in

Selection

Set-up

Start-up

200-300 New Dealers

Dealership Management

DSM Call Frequency

Business Planning

Dealer Scorecard

Polaris Retail Advantage Program

North Star

1200 Core/Existing Dealers

5 – C

Candidate

Cause

Cost

Communication

Closing the Point

400-500 Dealer Turnovers

We win with Dealership Management

Dealership Lifecycle Progress

New Dealers being added are better than closed dealer

		Average/Dealer	
	# of Dealers	Initial Order	Rolling 12 Retail
Closed Dealers	99	n/a	3,059
New Dealers	54	3,856	9,148

Conclusion: Continue on path we're on, look to accelerate

Sales Strategic Initiatives

Expand Power Stores as Role Model

– **Objective:** Create a turn key process to construct a Power Store using Capital Assistance funds

– **Plan:**
  - **Integrated store development package**
  - **Pro forma based on facility size and internal designs**
  - **Project Development Process – a project management timeline document**
  - **Dealer "step by step" handbook**

– **Power Store Status:**
  Polaris Help Open = 2   Dealer Copied = 23   Future Objective = 50

Leverage Capital Assistance

Polaris Power Stores


POLARIS
AMERICA
POLARIS

Upgrading Distribution Channels
Mies Outland in Watkins, MN


POLARIS


POLARIS


POLARIS
JOHN DEERE
MIES
OUTLAND

Front End Strategic Overview

<u>Marketing Strategic Initiatives</u>

1. Use direct/dealer marketing to be more nimble
2. Deliver Voice of the Customer
3. One Company Event Integration
4. Optimize brand association with partnerships
5. Improve marketing processes

Use Dealer/Direct Marketing to be more nimble!

The Purchase Funnel


Awareness
Consideration
Intent
Purchase

Use Dealer/Direct Marketing to be more nimble!

Polaris collects names of potential buyers:

- Polarisindustries.com
- Demo Rides
- Brochure Requests
- Partner Promotions
- Polaris Corporate Shows
- Nearly 10,000 names each month

In 2003, 9% of hand raisers purchased

- **25% will buy within 4 weeks**
- **50% will buy in 2 months**
- **26 campaigns**
- **2.3 million mailings**
- **15,200 unit purchases**

2.1% of annual sales are incremental due to direct marketing programs

One Company Event Integration Works!

Multi-sig Ad Plan

- **1,434 US Dealers**
  - 922 Enrolled (64%)
  - 78% of Polaris volume covered



THE POLARIS RIDE OF YOUR LIFE OPEN HOUSE, APRIL 5TH–17TH.
ENTER TO WIN AN ATV RIDE WITH ME.
$0 DOWN
$50 A MONTH
& 5.0% APR*
POLARIS
VISIT ANY OF THESE FINE DEALERSHIPS FOR DETAILS.

POH Participation

- **1,702 NA Dealers**
  - 1,375 enrolled or doing own POH (81% of volume)

Best Open House Ever

One Company Event Integration Works!


+6.5
+1.1
-18.2
-22.7
10
5
0
-5
-10
-15
-20
-25
Spring 2003
Fall 2002
Participating Dealers
Non-Participating Dealers


ROYL Participation-All Products
(Month-to-Date Through 4/30)
% Growth vs. 2003
20%
15%
10%
5%
0%
-5%
-10%
-15%
16%
6%
-15%
Multi Sig Dealers
Placing Own Ads
Non-POH*

POLARIS
The Way Out.

INTRODUCING THE FIRST-EVER POLARIS® FACTORY AUTHORIZED CLEARANCE SALES EVENT AND RETAIL PROGRAM

August 1 through September 30

In our 50-year history, we've never had an event this big on the full lineup of Polaris products! The *Polaris Factory Authorized Clearance* combines retail incentives; Polaris-purchased media support; dynamic, new co-op advertising; and a powerful point-of-sale theme for your store.

The program is modeled on the highly successful Dale Earnhardt Jr. *Ride of Your Life* event. Participating dealers enjoyed a combined 31% sales increase compared to nonparticipating dealers. We used your feedback to make the *Factory Authorized Clearance* event even better—adding high-frequency radio that targets your best customers more often!

There will be unprecedented incentives on ATVs plus strong offers on noncurrent-model Snowmobiles, Ranger, Watercraft, and Sport Boats.

Timed to kick-start the strong summer selling season, this program has everything you need to clear inventory and make room for the great, new 2005 models! Take a look at all the exciting benefits of this program.

Polaris Advertising Support

- National TV advertising on power sports-oriented programming
- Top-market spot-TV/-radio buys
- National enthusiast-magazine print advertising: ATV print advertising in ATV-enthusiast publications, outdoor-enthusiast publications, and agricultural-targeted publications
- National direct mail with additional incentives for your very best customers

Point-of-Sale Support

- Polaris' first-ever all-products point-of-sale in a bold, attention-grabbing style
- All pieces are easy to install and require minimal floor space
- Professional merchandisers funded by Polaris to help set up your stores
- A powerful, coordinated retail look for your store to allow the Polaris brand to grab attention
- Delivered in a single box, straight to your dealership on or around July 26

August 25–September 4

Dynamic Co-Op Advertising Event

- You asked for it—you got it: a simple, turnkey multi-sig radio event for each and every market
- High-frequency radio with dealer tags, all targeted to our best customers
- Heavy market impact with over 200 TRPs during the two-week heart of the selling season
- Inside this kit are all your local-market details

Sign Up to Participate in Making Those Two Weeks the Best-Ever Sales Event for Your Store

- Review the enclosed Opt-In form to learn what you'll receive when you participate
- Sign the form and check the Yes box
- Fax the form ASAP to 480-615-0107 by July 15 to be included in the program

-or-

- Log on to the Dealer Extranet, click the *Factory Authorized Clearance* banner, read through the online enrollment form, click the Yes icon, and submit
- Drive sales throughout August and September, and plan an in-store *Factory Authorized Clearance Event* between August 25 and September 4

Polaris is committed to getting the season off to a fast start, and we're looking to join forces with our dealers to drive success together. GOOD LUCK AND GOOD SELLING!


POLARIS
The Way Out.
FACTORY
AUTHORIZED
CLEARANCE

Improve marketing processes to enhance dealer marketing spend!

Dealer Media Vault Tool


Polaris Industries : Welcome - Microsoft Internet Explorer
File Edit View Favorites Tools Help
Back Search Favorites Media
Address http://media.polarisindustries.com/welcome.aspx
POLARIS The Way Out.
mv
MEDIA VAULT
The Media Vault contains two major image archives: the "Press Photo Center," which contains product photography and descriptions, and the "Dealer Ad Center," where dealers create or access print ads, radio ad scripts and merchandising and marketing tools.
Press Photo Center >
Dealer Ad Center >
Pick Up Items:
pickup ID:
Edit Information
THE NEW POLARIS PREDATOR ATV
Home Polaris Industries Victory Motorcycles Contact Us

Improve marketing processes to enhance dealer marketing spend!

Allows common/ consistent message


POLARIS
The Way Out.
Press Photo Center
Corporate
ATVs
Snowmobiles
Watercraft
Victory
RANGER
Pro Series
International
<Asset Type>
<Product Type>
<Segment>
<Model>
<Year>
Click on a drop down below to filter by asset type, product type, segment, model or year.
Press the reset button at the far right of the page to clear your selections and view all filtering options.
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 Next >
$59mth 700Yth Combo until 2006
Start Date : 6/25/2004
AnnSpec Predator French Can
Start Date : 6/16/2004
AnnSpec Sport EFI French Can
Start Date : 6/16/2004
OnlyFromPolaris EFI French Can
Start Date : 6/16/2004
AnnSpec Sport Fam French Can
Start Date : 6/16/2004
AnnSpec ATP French Can
AnnSpec Youth French Can
Glacier Plow Medium Ad US
Brush Mower Small Ad US
Glacier Plow Small Ad US

Front End Strategic Overview

- The overall front end objectives are clear
  - Build a dominant brand
  - Industry leading dealer network
- Simple, clear strategies designed to deliver

SALES	MARKETING
1. Engage the Dealers	1. Use direct/dealer marketing to be more nimble
2. Own the Store	2. Deliver Voice of the Customer
3. Upgrade the Network	3. One Company Events Integration
4. Focus our Resources	4. Optimize brand association with partnerships
5. Develop Industry Leading Processes and Policies	5. Improve marketing processes

Front End Strategic End Game
3-5 Years from Now

SALES	MARKETING
◆ More profitable dealers	◆ Polaris is a more dominant brand
◆ Polaris more critical to them	◆ More nimble competitor via database marketing
◆ Focused resources provide "one voice"	◆ Events deliver "TWO" and prospects
◆ Stores deliver "TWO"	◆ Voice of the customer drives new product development
◆ Industry leading dealer satisfaction	◆ One Company Integration drives sales growth
◆ Rewarding right behaviors	

A "front end" that delivers a dominant brand and an industry leading dealer network!

Bennett Morgan
GM – ATV

ATV Industry Unit Sales



No. American ATV market $5.2 billion
International ATV market $650 million
Average annual growth rate 15% (since '96)
2003 N.A. +3.2%
Sales in thousands
1200
1000
800
600
400
200
0
'82
'84
'86
'88
'90
'92
'94
'96
'98
'00
'02
'04 Est.
International
Canada
U.S.
Total Industry

Sources: Motorcycle Industry Council / Industry estimates - Power Research, Brown

Sustained Growth, 1M+ Units

ATV Market Product Segments - N.A.

Rolling 12 months thru May '04

	% of Industry	Industry Segment % +/-
Recreation/Utility	**70%**	**+2%**
600+	14%	+9%
500	16%	-3%
400	22%	+10%
300	3%	-18%
2WD	15%	-4%
Sport	**21%**	**+8%**
2WD	20%	+10%
4WD	1%	-29%
Youth	9%	+7%
Industry	100%	+4%

Growth Drivers: Big Bore Rec/Ut, 400cc Rec/Ut 2WD Sport, Youth

ATV Market Share – Estimated Worldwide

	2003 Share Rank	2004 YTD (June)	Market Share	YTD '04
Polaris	2T	2T	Low 20's	↘
Honda	1	1	Upper 20's	↑
Yamaha	2T	2T	Low 20's	=
Kawasaki	5	5	Upper Single Digits	↓
Suzuki	4	4	Upper Single Digits	↓
Arctic Cat	6	6	Mid Single Digits	↗
Bombardier	7	7	<5%	=
John Deere	n/a	8	<1%	↑

Polaris Strong #2 Share – Will Improve in 2H of 2004

ATV Market Geographic – N.A.

Sales	Industry % Sales	Polaris Stronghold
MN, WI, TX, PA, NY, MI, OH	24.1%	32.1%
Midwest/West IL, AZ, MO, CA IN, CO, UT, OR	23.0%	21.9%
South/Southeast NC, FL, GA, KY, TN AR, WV, AL, MS, LA	20.2%	13.2%
Canada	11.6%	10.3%
All Other	21.1%	22.5%

Top 25 states 70% of Volume
Sunbelt Opportunity

ATV N.A. Industry Seasonally Adjusted Annual Rates
SAAR Forecast through 2005



900
800
700
600
Registrations (000)
Jan-00
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Date
Trend-Cycle
Model 24
Model 36

Growing – Mathematical Models Forecast Continued Modest Growth

U.S. Historical Program Spending



$/Unit
Q1 '00
Q2 '00
Q3 '00
Q4 '00
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Q3 '03
Q4 '03
Q1 '04
Q2 '04

Program Spending Stabilizing

Market Outlook
ATVs

Estimated Worldwide Market
(Dollars in Billions)


$6.0
$6.0
*Cruisers and Touring, U.S. only
$1.0
$0.7
ATVs
Motorcycles*
Snow-mobiles
PWC

Opportunities/Risk

1. **Opportunities:**
   - Automatics customers dominate with Sportsman line (Best Selling ATV line in the industry)
   - Continue to grow RANGER super utility segment
   - Successfully launch MY'05 new products (700 EFI, ATP, MV 800 EFI, Phoenix, Sportsman '05)
   - International ATV growth
2. **Risk:**
   - Competition increases promotional spending significantly
   - Steel and Aluminum pricing continues to escalate
   - Land Access issues grow

Worldwide ATV Industry Growth


Units (in thousands)
1100
1000
900
800
700
600
500
400
300
200
1999
2000
2001
2002
2003
Year 2003
6% Growth

ATV Sales


11%
$827
$827
$938
$1,043
Mid-single Digit Growth
In Millions
2000
2001
2002
2003
2004 Guidance

ATV Consumer Demographics

- **Polaris**
  Male
  Average age 39 years
  Average household income $65,000
  Half live in rural counties
  Outdoorsmen who like to hunt, shoot, fish and camp.
  Also "gearheads" who enjoy motorcycling, auto races, car shows, tractor and truck pulls

- **Yamaha**
  Tend to be younger and less upscale

- **Honda**
  Similar to Polaris

- **Uses**
  60% recreation riders
  25% hunting and fishing
  60% utility work (20% farming/ranching)
  - ATVs are multi-purpose machines

We Know This Customer Cold!

ATV Customer Segmentation




Task-Oriented Loners: "Practical Pete"
- Use ATV as a useful, Practical Tool
- Uses ATV to get done, working land, fishing/hunting
- 21% of market



Working Explorers: "Dual-Use Dan"
- Enjoys adventure, exploring new trails and getting tasks done with their ATV
- An ATV makes work more fun
- 20% of market




Avid, Experienced Enthusiasts: "Avid Al"
- Loves the ATV experience: Preparing for ride, going with friends and even working on his ATV
- Rides often and looks for new experiences on ATV
- 20% of the market

Polaris *Knows* the Rec/Ut Consumer

ATV Customer Segmentation



<u>Young Play-Hards: “Thrill-Seeking Sam”</u>

- ATV is strictly about fun, riding hard and pushing yourself to the limit
- Like high speed, challenging terrain, and racing
- 17% of market



<u>Social Escapists: “Relaxing-Ride Rick”</u>

- Uses ATV to escape busy life, unwind and relax with friends
- Loves being outdoors and enjoys camaraderie
- 22% of market

Polaris *Learning* About The Adventure/Sport Consumer

MY 2005 Product News

- **Most news in industry**
- **62% of line new for 2005**
- **Major product introduction**
  - **Premium Rec/Ut dominance continues:**
    - Brand new Sportsman (400, 500, 700, 700 EFI)
    - 800 EFI – 2nd EFI, Biggest and Baddest ATV in World
    - Sportsman MV – Toughest ATV – Military Vehicle for consumers
  - **Significant Sport Growth**
    - Phoenix – best full featured value in industry. New customers.
    - New Predator – reverse, best shifting
    - Predator Troy Lee – 2005 Sport ATV of the Year
  - **Youth - #1 in World**
    - Added reverse and more travel = better ride

Breakthrough New Products

Introducing The World's Toughest ATVs



The Greatest Sportsman

- Best Ride Ever
- Tough Features – no one else has
- Nasty Look, Drier Ride



The World's Toughest ATV

- U.S. military chose
- Toughest features
  - Dual winches
  - Dual gas tanks
  - Run flats
  - Steel racks



Fun, Easy, Tough

- Unmatched value
- Tough construction
- Meets needs for –
  - 16+ 1st Adult ATV
  - 2nd ATV
  - Women
  - Fun, sporty ATV



Trail Tough Track Ready

- Trail Focus
  - Sweet spot
  - Reverse
- Tough Focus
  - Premium features
- TLD = Performance

Significant 2005 New Product News

Managing Cost and Margin

- **Aggressive cost out strategies**
  - Consistent cost down targets every year by model
    - Sportsman cost down 11% in last 3 years
    - Youth cost down 21% in last 3 years
  - Compelling new products with higher margins
- **Investment in manufacturing technologies and efficiencies**
  - Kolorfusion camouflage process
  - Dedicated new assembly lines
- **Aggressive worldwide sourcing strategies**
  - China & Taiwan
  - Polaris sourced and assembled engines
- **Leveraging volume efficiencies**
  - Use cost down and volume to fund growth investments (marketing, product, pricing)
- **Leverage higher priced and margin mix products**
  - Sportsmans – Twin EFIs, MVs
  - ATPs
  - Subsidiary direct - Europe
  - Youth
- **Most productive team in the industry**
- **Premium pricing where advantage dictates**
  - *RANGER*
  - Sportsman
  - Big Bore, EFIs, MVs

Controlling The Controllables

Current Worldwide ATV Environment

Industry growing... expect 2004 and 2005 to show modest single digit growth

Dealer and factory inventories stable and in-line with projections

Promotional spending still at high levels, but some plateauing in 2004

Competition has increased significantly with 7 significant competitors – Honda, Yamaha, Suzuki, Kawasaki, Arctic, Bomber, Deere

New product releases driving segment and competitor growth ... expect shorter product life cycles and to win with new product – Polaris positioned well

Land use restrictions "Right to Ride" issues will continue

First time buyers remain strong at 35% ... lots of new users

Industry quality at all time high and improving – remains significant focus

Competitive Environment Tough
But Polaris Positioned Well

Polaris ATV Outlook

- Waves of dominant new product news -- 62%+ new and more in development
- Driving global growth
- World's Toughest ATVs!
- Product ride and handling leadership in every segment
- Driving quality to industry leading levels. Marketing it now!
- Margin expansion continues via cost down, marketing mix and product development
- Best team in industry – productive, innovative, knowledgeable
- Strong #2, going after share gain
- Balanced approach – deliver in short term, develop for future now

Growing, Profitably, Outperforming

Mark Blackwell
GM – Victory Motorcycle

Premium Cruiser Customer

Demographics

– Gender:	92% male
– Median Age:	47 years
– Median HH Income:	$79,900
– Marital Status:	71% married

Psychographics

- Riding for 22 years on average
- 18% first ever motorcycle
- 27% at least some college
- 30% are veterans of the armed forces
- 82% have access to the internet

U.S. Motorcycle Market Growth

Industry 2003

Up 6.4%

Cruisers

Up 5.2%

>900cc Cruisers

Up 7.6%



1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03

Another All-Time Record Year For Motorcycles!

U.S. Motorcycle Market

Top-Three On-Highway Segments



Solid Growth
315,340
5Y AAGR = 21.6%
123,119
5Y AAGR = 20.7%
104,197
5Y AAGR = 20.4%
Units in Thousands
350
300
250
200
150
100
50
0
'95'96'97'98'99'00'01'02'03
'95'96'97'98'99'00'01'02'03
'95'96'97'98'99'00'01'02'03
Cruiser
Sportbike
Touring

Victory Overview

- Launched In Summer 1998. 1st Model - 1999 V92C
- Now Entering Our 7th Model Year
- Focusing On Heavyweight Cruisers & Touring Cruisers
- Priced Between The Japanese And Other American Made Cruisers
- Brand Position: ***The New American Motorcycle***
- Offering Newer, More Modern, More Forward Looking (Less Retro) Motorcycles Than The American Alternatives

Victory Overview (continued)

- Much Better Value Than Other American Cruisers - More Power, Better Handling, More Modern Technology (fuel injection standard, etc.) All At A Lower Price
- For 2002 Model Year, Successfully Launched Our ***Freedom V-Twin*** Engine & ***Touring Cruiser*** Models
- For 2003, Bigger News: The ***Custom Order Program*** & The New ***Vegas***.
- For 2004, Even Bigger News: The New ***Kingpin*** & Limited Edition ***Arlen Ness Signature Series***
- For 2005, The Story Gets Even Better!

2005 Victory – Returning Models

Vegas

- More comfortable seat
- Self-canceling turn signals (Kingpin style)
- Colors & Graphics

Only area of low appeal (J.D. Power)

Kingpin

- Self-canceling turn signals (Kingpin style)
- Colors & Graphics

Touring Cruiser

- Colors & Graphics

2005 Touring Cruiser


FOUR ACES
GAS
FOOD
LODGING

50th Anniversary Colors
Available on Vegas, Kingpin & TC


FOUR ACES

2005 Ness Signature Series

- 2 Bikes For 2005
- New Kingpin-based bike added to the lineup
- Vegas-based bike returns with changes
  - New wheels
  - New colors
- Both bikes get some new upgrades
  - Stainless steel cables
  - Animal-pattern seats



NESS KINGPIN & NESS VEGAS

2005 Vegas 8-Ball

- $12,999 – ($2,000 less than Vegas)

- The distilled essence of Vegas
- Blacked-out, tough look
- Solo seat

- Less expensive than several Japanese competitors

7 Years Later!

A 2005 Vegas for the same price as a 1999 V92C


VEGAS 8-BALL

2005 Hammer

- ***Group of Customers***
  - Mid-thirties to mid-forties typically
  - Previous owners of sportbikes or higher performance standard-style bikes

- ***Looking for Something New***
  - Want a more comfortable riding position
  - Like Big V-Twins
  - Like custom bikes and choppers – Don't want to ride one
  - Don't want to sacrifice performance feel
  - Not interested in an "Old Guy's Motorcycle"

Trend Intersection


OEM Trends
- Bigger Engines
- Performance
Aftermarket Trends
- Bigger Engines
- 6 speed O/Ds
- Fat Tires
Hammer


-100ci / 1634cc
- 6-speed O/D
- 250mm Tire
- USD Forks
- Dual Disc Brakes
- Radical Style
Unique Combination of Features
2005 HAMMER


VICTORY 2005
- 4 New Models
- 1 Substantially New
- New Engine/Trans

Industry Outlook/Issues

- We Believe Outlook Remains Very Positive (Demographics & Lifestyle Trends)
- Tougher CARB Emissions Standards For 2008 > 50 States 2010 – We Will Be Ready
- Motorcycles Accidents/Deaths Rising Slightly After Years Of Decline – MSF Focusing
- Domestic Terrorism Our Biggest Scare – Weathered It Last Time, But……

Victory Road Map

- Continue Product Design & Quality Improvements
- Continued New Model Launches – New Segments, Broader Appeal
- Continue Increased Emphasis On Pure Victory Accessories & Apparel
- Continue Building The Brand
- Continue Building The Dealer Network
- We Have A Sound & Defendable Strategy – Execution Is The Key

Dealer Network Progress

- Clearly Understand What Works & What Doesn't – 10 "Best Practices"

  1. Create a Business Plan
  2. Proper Facility Interior/Exterior
  3. Provide Training For Dealer Staff
  4. Market & Advertise the Brand
  5. Demos, Demos, Demos
  6. Live The Lifestyle & Create An Image
  7. Provide Finance Options
  8. Offer Stellar Parts & Service
  9. Develop Profit Centers
  10. Promote Polaris Company Success

Dealer Network Progress

- Clearly Understand What Works & What Doesn't – Developed 10 "Best Practices"
- Written Business Plan For Every Dealer
- From 210 "A & B" Dealers To 300
- Quality Of New Dealers Significantly Higher – 31 Added YTD
- End Game Defined – New Dealer Standards And Expectations Rolling Out
- Lots Of Work Left – But Solid Progress

Victory Dealer Network Improvement



CY 2001
CY 2002
CY 2003
CY 2004
200
180
160
140
120
100
80
60
40
20
0
# of Dealers
0-5
6-10
11-14
15-20
21-25
26 +
Units Retailed Per Dealer

Victory New Dealer Performance



# of Units
2000
2001
2002
2003
2004
New Dealers
New Dealers Lost to Date
Retail Units/Dealer in 1st 12 mths
Order Average

IN THE BEGINNING – OUCH!


POLARIS

GETTING STARTED


VICTORY
VICTORY

RAISING THE BAR


VICTORY
THE NEW AMERICAN MOTORCYCLE
THE NEW AMERICAN MOTORCYCLE

GAINING MOMENTUM


VICTORY
MOTORCYCLES
ZACK'S V-TWIN CYCLES

ZACK'S V-TWIN IS UP 64%

EXTERIOR END GAME DEFINED


VICTORY
ZACK'S V-TWIN CYCLES


POLARIS
POLARIS



INTERIOR EXCELLENCE


VICTORY
VICTORY

MIES ON TRACK TO SELL 80 UNITS

The Size Of The Prize

- Originally Viewed As $300-500 Million Opportunity
- At 5% Target Share In 2010 = $300 + Million
- Longer Term $1 Billion Opportunity
- We Have The Plan To Get There: Hot New Products, Growing Brand Strength, Stronger Dealer Network, Backed By Commitment Of Polaris Board & Management
- As We Upgrade Our Network, So Does Polaris

Tom Tiller

President & Chief Executive Officer

Wrap Up

- The last five years have been good for Polaris and our shareholders. We have a solid track record
- We believe the next five years are likely to be better
- We have a clear set of objectives, a sensible strategy to achieve them, and an ever-stronger team
- We are passionate about our business and our future

The Last Five Years

POLARIS
The Way Out.

In a tough environment…..

- Recession
- Iraq War
- Afghanistan war
- Sept. 11 terrorist attacks
- Roseau flood
- 4 out of 5 low/no snow winters

We have performed well…..

- 25 consecutive quarters of increased revenue and earnings
- 23 years of earnings growth
- Investing in Victory, Strengthening R&D, dealers, brand, and team

And Investors have been rewarded

	June 30, 1999	June 30, 2004	CAGR
Stock price	$21.75	$48.00	17.2%
Market Cap.	$1,096,400,000	$2,061,473,000	13.5%
Total Return	$10,000	$24,500	19.6%

A GOOD COMPANY IMPROVES

The Last Five Years

Polaris Indexed Price Performance ~ January 4, 1999 - July 16, 2004



300%
250%
200%
150%
100%
50%
0%
PII: up 156%
Russell 2000: up 32%
S&P 500: down 10%
1/4/1999
4/4/1999
7/4/1999
10/4/1999
1/4/2000
4/4/2000
7/4/2000
10/4/2000
1/4/2001
4/4/2001
7/4/2001
10/4/2001
1/4/2002
4/4/2002
7/4/2002
10/4/2002
1/4/2003
4/4/2003
7/4/2003
10/4/2003
1/4/2004
4/4/2004
7/4/2004
PII
Russell 2000
S&P 500

Source: ThomsonOne

Stock Price has Tripled

Polaris in 2009

- **Objective:** Position Polaris to eventually become the best company in the power sports industry. The strongest brand, the highest quality products, and the best dealer network. Diversified for the cycles. Not the biggest…..The best.

- **Key Strategies:**
  - ✓Build strength in existing strong businesses
    - Innovation, industry leading quality and cost
  - ✓Spread the Polaris brand and culture globally
  - ✓Push International hard, including on-road ATVs
  - ✓Grow Victory motorcycles rapidly and steadily
  - ✓Continue to strengthen the management team with world class talent
  - ✓Build R&D and technology capabilities
  - ✓Continue to leverage PG&A and Financial Services to create total solutions for consumers and dealers. Drive innovation.
  - ✓Develop one new **"BIG IDEA"**

Become the Best